UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

SUMMIT HOTEL PROPERTIES, INC. (Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54273	20-0617340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.

On September 24, 2013, Summit Hotel Properties, Inc. (the “Company”) issued a press release announcing four pending hotel acquisitions.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Exhibit.

(d)	Exhibit

99.1	Press release issued on September 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

		By:	/s/ Christopher R. Eng
		Name:	Christopher R. Eng
Dated:	September 24, 2013	Title:	Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP

		By:	SUMMIT HOTEL GP, LLC,
its General Partner

		By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

		By:	/s/ Christopher R. Eng
		Name:	Christopher R. Eng
Dated:	September 24, 2013	Title:	Vice President, General Counsel and Secretary